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                                                                  EXHIBIT 10.89




                               AMENDMENT NO. 7 TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

        BY THIS AMENDMENT NO. 7 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment No. 7") dated as of February 18, 1994, PATTEN RECEIVABLES FINANCE CORPORATION VI, a Delaware corporation ("Borrower"), and GREYHOUND FINANCIAL CORPORATION, a Delaware corporation ("Lender"), for good and valuable consideration, the receipt of which is hereby acknowledged, hereby confirm and agree as follows:

                                   ARTICLE 1

                                  INTRODUCTION

        1.1 Greyhound Real Estate Finance Company, an Arizona corporation ("GREFCO") and Borrower entered into an Amended and Restated Loan and Security Agreement dated as of January 9, 1990, as amended by a June 13, 1990 letter amendment, a July 18, 1990 letter amendment, an August 31, 1990 Amendment No. 1 to the Amended and Restated Loan and Security Agreement, a March 23, 1991 Amendment the Amended and Restated Loan and Security Agreement, a November 21, 1991 Amendment No. 3 to the Amended and Restated Loan and Security Agreement, a January 30, 1992 Amendment No. 4 to the Amended and Restated Loan and Security Agreement, an October 1992 Amendment No. 5 to the Amended and Restated Loan and Security Agreement, and a May 12, 1993 Amendment No. 6 to the Amended and Restated Loan and Security Agreement (collectively, the "Agreement").

        1.2 Lender has succeeded to the interest of GREFCO under the Agreement and all agreements evidencing, securing or otherwise pertaining to the Loan.

        1.3 Borrower and Lender wish to amend the Agreement, among other ways, to include cross-collateralization and cross-default provisions in the Agreement in connection with a loan from Lender to Patten Corporation, a Massachusetts corporation ("Patten") the sole stockholder and an affiliate of Borrower, all as more fully provided below.

                                   ARTICLE 2

                                   AGREEMENT

        2.1 Except as otherwise defined herein or unless the context otherwise requires, capitalized terms used in this Amendment No. 7 shall have the meaning given to them in the Loan Agreement.

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   2.2   The Loan Agreement is amended as follows:

         (a) The following is added as new paragraphs 9.12, 9.13 and 9.14:

         9.12 (a) Lender is entering into a Construction and Receivables
         Loan and Security Agreement ("Other Loan Agreement") dated as of February 18, 1994, with Patten Corporation, a Massachusetts corporation ("Patten"), the sole stockholder and an affiliate of Borrower, pursuant to which Lender has agreed to make to Patten a construction loan in the maximum amount of Three Million One Hundred Thousand Dollars ($3,100,000) and a receivables revolving line of credit loan in the amount not to exceed Five Million Dollars ($5,000,000) at any time (collectively, "Other Loans"), subject to the terms and conditions of the Other Loan Agreement. As used in this Agreement, the term "Other Loan Documents" shall mean the Other Loan Agreement and all other documents now or hereafter executed in connection with the Other Loans, as they may be from time to time renewed, amended, restated or replaced. An Event of Default shall constitute an "Event of Default" as that term is defined in the Other Loan Agreement; and an "Event of Default" as that term is defined in the Other Loan Agreement shall constitute an Event of Default hereunder.

                (b) Without limiting the generality of any other provision contained herein, the Security Interest granted by Borrower hereunder and all collateral now or hereafter given under the Documents as security for the Loan is intended to and does secure performance of all obligations of Patten now or hereafter existing under the Other Loan Documents ("Other Loan Obligations"); and all collateral now or hereafter given under the Other Loan Documents as security for the Other Loan Obligations is intended to and does secure the Obligations.

                (c) If an Event of Default exists and Lender is entitled to apply the proceeds of the Receivables Collateral to the Obligations, it may apply such proceeds to the Obligations and to the Other Loan Obligations in such order and manner as Lender may determine.

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         9.13 Limitation on Debt. So long as there are outstanding obligations under the Other Loan Documents, without the prior written consent of Lender not to be unreasonably withheld, Borrower shall not incur any debt, except for short term accounts payable incurred in the ordinary course of business not to exceed Five Hundred Thousand Dollars ($500,000) at any one time and direct and indirect obligations to Lender.

         9.14 Borrowing Base. Notwithstanding paragraph 1.6 of this Agreement, so long as there are outstanding obligations under the Other Loan Documents, the Borrowing Base will be equal to the lesser of:

                (i) ninety percent (90%) of the then unpaid principal balance of the Eligible Instruments minus Five Hundred Thousand Dollars ($500,000); or

                (ii) ninety percent (90%) of the present value of the then unmatured installments of principal and interest under the Eligible Instruments, discounted at the higher of (A) the then applicable interest rate under the terms of the Note or (B) fourteen percent (14%), in the case of Instruments which bear interest at a fixed rate, minus Five Hundred Thousand Dollars ($500,000);

        2.3 Borrower confirms and restates to Lender as of the date hereof all its representations and warranties set forth in the Agreement, as amended hereby, and the other documents executed by Borrower evidencing, securing or otherwise pertaining to the Loan ("Documents"). Borrower agrees that all liens and security interests granted by it in the Documents are reaffirmed for the benefit of Lender and shall secure the Loan and the Other Loans (as defined in the Agreement). Borrower further acknowledges that Lender has performed and is not in default of its Obligations under the Documents and that there are no offsets, defenses or counterclaims with respect to any of its Obligations under the Documents.

        2.4 Borrower will execute and deliver such further instruments and do such things as in the sole and absolute judgment of Lender are necessary or desirable to effect the intent of this Amendment and to secure to Lender the benefits of all rights and remedies conferred upon Lender by the terms of this Amendment and any other documents executed in connection herewith, including, without limitation, amendments to security loan documents and financing statements.

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        2.5 This Amendment shall not be binding upon Lender unless and until the following conditions have been satisfied, which in no event shall be later than April 1, 1994:

        (a) Borrower has delivered to Lender the following documents and other items, all of which shall be properly completed and executed and shall otherwise be satisfactory in form and substance to Lender in its sole and absolute discretion:

                (i) resolution(s) or certificate(s) from Borrower authorizing
         (A) the execution and delivery of this Amendment and the other documents called for in this Amendment or requested by Lender pursuant to this paragraph ("Modification Documents") and (B) the transaction contemplated hereby;

                (ii) a Consent of Guarantor and Amendment to Guarantee
         (Patten);

                (iii) an opinion from counsel to Borrower and Guarantor as to such matters as Lender may require, which counsel shall be reasonably satisfactory to Lender;

                (iv) such amendments to recorded and filed Documents as Lender may deem necessary; and

                (v) such other items as Lender may reasonably require .

        (b) Lender has received and approved, in its sole and absolute discretion, the results of updated lien, litigation and judgment searches for Borrower and credit reports for Borrower.

        (c) Lender has received evidence that Borrower is in compliance with all environmental, health and safety laws and that it does not have any material contingent liability in connection with such matters.

Waiver by Lender of any of the foregoing as a condition to the effectiveness of this Amendment shall not relieve Borrower of the obligation to satisfy such condition as promptly as possible thereafter.

        2.6 This Amendment may not be amended or otherwise modified except in a writing duly executed by the parties hereto.

        2.7 If any one or more of the provisions of this Amendment is held to be invalid, illegal or unenforceable in any respect or for any reason (all of which invalidating laws are waived to the fullest extent possible), the validity, legality and enforceability of



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any remaining,portions of such provision(s) in every other respect and of the remaining provision(s) of this Amendment shall not be in any respect Impaired. In lieu of each such unenforceable provision, there shall be added automatically as a part of this Amendment a provision that is legal, valid and enforceable and is similar in terms to such unenforceable provisions as may be possible.

        2.8 This Amendment constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and this Amendment and the Documents, as amended hereby, supersedes all prior written or oral understandings and agreements between the parties in connection with its subject matter.

        2.9 All Schedules and Exhibits referred to herein are herein incorporated by this reference.

        2.10 This Amendment may be executed in one or more counterparts, and any number of which having been signed by all the parties hereto shall be taken as one original.

        2.11 Borrower and Lender hereby ratify and confirm the Loan Agreement, as amended hereby, in all respects; and, except as expressly amended hereby, the Loan Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF this instrument is executed as of the date set forth above.

"BORROWER"                          PATTEN RECEIVABLES FINANCE
                                    CORPORATION VI, a Delaware
                                    corporation


                                    By:/S/Daniel C. Koscher
                                       ----------------------------------
                                    Type/Print Name: Daniel C. Koscher
                                    Title:  Vice President



"LENDER"                            GREYHOUND FINANCIAL CORPORATION, a
                                    Delaware corporation


                                    By:/s/Jack Fields, III
                                       ----------------------------------
                                    Type/Print Name: Jack Fields, III
                                    Title: Sr. Vice President


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